UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2026
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 2, 2026, Mr. Marino entered into an employment agreement with the Company effective July 30, 2026 to continue to serve as the Company’s Executive Vice President and Chief Financial Officer (the “CFO Employment Agreement”), pursuant to which the Company will pay Mr. Marino an annual base salary of not less than $650,000, subject to such annual increases as the Board’s Compensation Policy Committee (the “Committee”) deems appropriate. Mr. Marino will be eligible to receive an annual cash bonus, subject to the achievement of performance goals established by the Committee. Mr. Marino’s target annual bonus for 2026 is 110% of Mr. Marino’s base salary with a maximum annual bonus of 220% of Mr. Marino’s base salary.
In accordance with the CFO Employment Agreement, Mr. Marino will continue to receive long-term incentive equity awards that are expected to be granted in accordance with the Company’s equity grant policy under the Marriott Vacations Worldwide Corporation 2020 Equity Incentive Plan (the “Plan”) and a “CFO Transformation Award” with a target of 37,500 and up to 75,000 restricted stock units, to be earned based on the achievement of the stock price goals and Adjusted EBITDA goals described below. Mr. Marino will be an “at-will” employee of the Company. If Mr. Marino’s employment is terminated by the Company other than for Cause (as defined in the CFO Employment Agreement), Disability (as defined in the CFO Employment Agreement) or death, in each case, other than in connection with a change in control of the Company (as defined in the MVWC Change in Control Severance Plan as it exists on July 30, 2026 the “Severance Plan”), he is entitled to receive the benefits and payments set forth in the CFO Employment Agreement, including, without limitation, all accrued amounts to which he is entitled under the CFO Employment Agreement, a lump sum cash severance payment equal to (i) two times the sum of his base salary plus his target annual bonus for the year in which termination occurs, (ii) his prorated annual bonus for the year in which termination occurs plus any unpaid bonus for a prior completed fiscal year and (iii) a payment equal to 24 months of COBRA premiums, conditioned on his execution and non-revocation of a separation agreement on customary terms containing a general release in favor of the Company and compliance with restrictive covenants. If Mr. Marino’s employment is terminated by the Company other than for Cause, Disability or death, in each case, in connection with a change in control of the Company or he terminates for Good Reason as (as defined in the Severance Plan), he is entitled to receive the benefits and payments set forth in the CFO Employment Agreement, including, without limitation, all accrued amounts to which he is entitled under the CFO Employment Agreement, a lump sum cash severance payment equal to (i) two times the sum of his base salary plus his target annual bonus for the year in which termination occurs, (ii) his prorated annual bonus for the year in which termination occurs plus any unpaid bonus for prior completed fiscal year, and (iii) a payment equal to 24 times the aggregate monthly premiums (both employee and employer portions) for the Company-provided medical, dental, and life insurance coverages prior to the date of the Change in Control or Termination Date, whichever amount is greater, conditioned on his execution and non-revocation of a separation agreement on customary terms containing a general release in favor of the Company and compliance with restrictive covenants.
Mr. Marino will participate in any severance plan adopted by the Company that is more favorable to Mr. Marino than the benefits described above.
During the term of his employment, and for two years thereafter, Mr. Marino will be restricted from competing with the Company, and during the term of his employment and for one year thereafter, Mr. Marino will be restricted from soliciting or inducing: Customers (as defined in the CFO Employment Agreement) not to conduct business with the Company; and employees of the Company or its affiliates with whom he had material contact to leave their employment with the Company.
The foregoing description of the CFO Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the CFO Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Transformation Award
Fifty percent of the CFO Transformation Award will vest based on the achievement of the following stock price goals during the “Performance Period” of January 1, 2026 through December 31, 2028:

	Highest Average Stock Price	Payout as a Percentage of Target	Shares Issued Upon Vesting
	Less than $115	0%	0
Threshold	$115	50%	9,375
Target	$145	100%	18,750
Maximum	$215 or greater	200%	37,500
The “Highest Average Stock Price” is the per share closing price of Company Common Stock over any 30 consecutive trading days during the Performance Period. Additional vesting may also occur based on the closing price of Company Common Stock between the end of the Performance Period and June 30, 2029. If the Highest Average Stock Price falls between Threshold and Target levels or between Target and Maximum levels, the Company shall use linear interpolation to determine the payout percentage.
Fifty percent of the CFO Transformation Award will vest based on the achievement of the following Adjusted EBITDA goals during the “Performance Period” of January 1, 2026 through December 31, 2028:

	Highest Four-Quarter Adjusted EBITDA	Payout as a Percentage of Target	Shares Issued Upon Vesting
	Less than $875,000,000	0%	0
Threshold	$875,000,000	50%	9,375
Target	$950,000,000	100%	18,750
Maximum	$1,100,000,000 or greater	200%	37,500
The “Highest Four-Quarter Adjusted EBITDA” is the Company’s Adjusted EBITDA over four consecutive quarters during the Performance Period. If the Highest Four-Quarter Adjusted EBITDA falls between Threshold and Target levels or between Target and Maximum levels, the Company shall use linear interpolation to determine the payout percentage.
The descriptions of the CFO Transformation Award included in this Form 8-K does not purport to be complete and is qualified in its entirety by the full text of the form of Transformation Restricted Stock Unit Award Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit Number	Description
10.1	CFO Employment Agreement, dated July 30, 2026 between the Company and Jason Marino
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	August 3, 2026	By:	/s/ Jason P. Marino
		Name:	Jason P. Marino
		Title:	Executive Vice President and Chief Financial Officer

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